Exhibit 10.24

MUTUAL RELEASE

Release

1.                      ROBERT C. SILZER, SR., of 3122 – 136th Street, Surrey, British Columbia (the “Releasor”), and GPS INDUSTRIES INC., of 6554 176 Street, Unit 103, Surrey, British Columbia V3S 4G5, GREG NORMAN, of Jupiter Florida, GREAT WHITE SHARK ENTERPRISES, INC., of 501 North A1A, Jupiter, FL, 33477, BART COLLINS, of Jupiter Florida, LEISURECORP LLC, of P.O. Box 17000, Dubai, UAE and DAVID SPENCER, of P.O. Box 17000, Dubai, UAE (collectively referred to as the “Releasee”) for payment of:

(a)           One ($1.00) Dollar by or on behalf of the Releasor to the Releasee; and
(b)           One ($1.00) Dollar by or on behalf of the Releasee to the Releasor;

and other good and valuable consideration, receipt of which is hereby acknowledged, HEREBY RELEASE each other from all claims, proceedings, liabilities, obligations and costs which now or hereafter exist by reason of any cause, events, acts or omissions existing prior to the execution of this release, and without limiting the generality of the foregoing, hereby release each other from all matters, cause or events which are in any way connected with an action, save and except the agreement with Fire at the Flag Inc. dated of this date, a copy of which is attached hereto which remains valid and enforceable and the four (4) year options (term of which runs from November 29, 2007) to purchase (on a cashless exercise basis) up to 20,000,000 shares of GPS Industries Inc. Common Stock at an exercise price of $0.06 per share as set out in the Employment Agreement dated November 29, 2007, a copy of which is attached hereto.

Definitions

2.                      In this release, the Releasor and the Releasee include their respective past and present directors, officers, predecessors, successors, assigns, liquidators, subsidiaries, receivers, receiver managers, trustees, heirs, executors, administrators and assigns.

Third Party Claims and Indemnity

3.                      Neither the Releasor nor the Releasee shall commence or continue, nor does the Releasor nor the Releasee know of, any claims or proceedings against anyone in respect of anything hereby released which may result in a claim or proceeding against the Releasor or the Releasee except as set out herein.  IF ANY SUCH CLAIM or proceeding results in any claim or proceeding against the Releasor or the Releasee, then the Releasor or the Releasee, as the case may be, shall indemnify and save the other harmless from all resulting liabilities, obligations and costs.

Change of Facts

4.                      The Releasor and the Releasee acknowledge that the facts in respect of which this release is made may prove to be other than or different from the facts in that connection now known or believed by the Releasor or the Releasee to be true.  The Releasor and the Releasee accepts and assumes the risk of the facts being different and agrees that this release shall be in all respects enforceable and not subject to termination, rescission or variation by discovery of any difference in facts.

No Admission

5.                      It is agreed that the consideration and this release are not admissions of liability.

Payment

6.                      The Releasee shall pay to the Releasor upon execution expenses and interest as agreed.

Independent Legal Advice

7.                      The Releasor and the Releasee acknowledge that this release has been executed voluntarily after receiving independent legal advice.

No Trust, Charge, or Claim

8.                      The Releasor and the Releasee represent the consideration is not subject to any trust, charge or claim.

Counterparts

9.                      This release may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

Authority and Capacity

10.                    David Chester warrants that he is authorized to execute this release on behalf of the GPS Industries Inc.

11.                    Bart Collins warrants that he is authorized to execute this release on behalf of Great White Shark Enterprises, Inc.

12.                    David Spencer warrants that he is authorized to execute this release on behalf of  Leisurecorp LLC.

Contractual, Not Recitals

12.                    The terms of this release are contractual and not mere recitals.

Governing Law

13.                    This release is governed by the laws of the Province of British Columbia.

 EXECUTED at Vancouver, British Columbia, this ____ day of __________, 2008, by the Releasor.

SIGNED, SEALED AND DELIVERED	)
By ROBERT C. SILZER, SR.	)
in the presence of:	)
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Signature of Witness	)	ROBERT C. SILZER, SR.
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Name (print))
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Address	)
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Occupation

 EXECUTED at _________________________________, this ____ day of __________, 2008, by the Releasee.

SIGNED, SEALED AND DELIVERED	)
By GREG NORMAN	)
in the presence of:	)
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Signature of Witness	)	GREG NORMAN
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Name (print))
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Address	)
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Occupation

 EXECUTED at _______________________________, this ____ day of __________, 2008, by the Releasee.

SIGNED, SEALED AND DELIVERED	)
By BART COLLINS	)
in the presence of:	)
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Signature of Witness	)	BART COLLINS
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Name (print))
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Address	)
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Occupation

 EXECUTED at _________________________, this ____ day of __________, 2008, by the Releasee.

SIGNED, SEALED AND DELIVERED	)
By DAVID SPENCER	)
in the presence of:	)
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Signature of Witness	)	DAVID SPENCER
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Name (print))
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Address	)
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Occupation

 EXECUTED at _____________________________, this ____ day of __________, 2008, by the Releasee.

THE CORPORATE SEAL OF	)
GPS INDUSTRIES INC.	)
was affixed hereto in the presence of:	)
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Authorized Signatory	)	c/s
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Authorized Signatory	)

THE CORPORATE SEAL OF	)
GREAT WHITE SHARK	)
ENTERPRISES, INC., was affixed hereto
in the presence of:	)
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Authorized Signatory	)	c/s
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Authorized Signatory

THE CORPORATE SEAL OF	)
LEISURECORP LLC was affixed	)
hereto in the presence of:	)
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Authorized Signatory	)	c/s
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Authorized Signatory